EXECUTION VERSION
NEW BANK AGREEMENT
THIS NEW BANK AGREEMENT, dated as of October 30, 2020 (this “New Bank Agreement”) is made by and among SPARK HOLDCO, LLC, a Delaware limited liability company, SPARK ENERGY, LLC, a Texas limited liability company, SPARK ENERGY GAS, LLC, a Texas limited liability company, CENSTAR ENERGY CORP, a New York corporation, CENSTAR OPERATING COMPANY, LLC, a Texas limited liability company, Oasis Power, LLC, a Texas limited liability company (“Oasis”), Oasis Power Holdings, LLC, a Texas limited liability company (“Oasis Holdings”), ELECTRICITY MAINE, LLC, a Maine limited liability company (“Maine”), ELECTRICITY N.H., LLC, a Maine limited liability company (“NH”), PROVIDER POWER MASS, LLC, a Maine limited liability company (“Mass”), Major Energy Services LLC, a New York limited liability company (“Major”), Major Energy Electric Services LLC, a New York limited liability company (“Electric”), Respond Power LLC, a New York limited liability company (“Respond”) and Perigee Energy, LLC, a Texas limited liability company (“Perigee”), VERDE ENERGY USA, INC., a Delaware corporation (“Verde Inc.”), VERDE ENERGY USA COMMODITIES, LLC, a Delaware limited liability company (“Verde Commodities”), VERDE ENERGY USA CONNECTICUT, LLC, a Delaware limited liability company (“Verde Connecticut”), VERDE ENERGY USA DC, LLC, a Delaware limited liability company (“Verde DC”), VERDE ENERGY USA ILLINOIS, LLC, a Delaware limited liability company (“Verde Illinois”), VERDE ENERGY USA MARYLAND, LLC, a Delaware limited liability company (“Verde Maryland”), VERDE ENERGY USA MASSACHUSETTS, LLC, a Delaware limited liability company (“Verde Massachusetts”), VERDE ENERGY USA NEW JERSEY, LLC, a Delaware limited liability company (“Verde New Jersey”), VERDE ENERGY USA NEW YORK, LLC, a Delaware limited liability company (“Verde New York”); VERDE ENERGY USA OHIO, LLC, a Delaware limited liability company (“Verde Ohio”), VERDE ENERGY USA PENNSYLVANIA, LLC, a Delaware limited liability company (“Verde Pennsylvania”), VERDE ENERGY USA TEXAS HOLDINGS, LLC, a Delaware limited liability company (“Verde Texas Holdings”), VERDE ENERGY USA TRADING, LLC, a Delaware limited liability company (“Verde Trading”), VERDE ENERGY SOLUTIONS, LLC, a Delaware limited liability company (“Energy Solutions”), VERDE ENERGY USA TEXAS, LLC, a Texas limited liability company (“Verde Texas”) and HIKO ENERGY, LLC, a New York limited liability company (“Hiko”) (jointly, severally and together, the “Co-Borrowers,” and each individually, a “Co-Borrower”), SPARK ENERGY, INC. (“Parent”), a Delaware corporation, and each of the undersigned subsidiaries of Parent that are guarantors (the “Guarantors”), COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, in its capacity as administrative agent under the Credit Agreement (as defined below) (in such capacity, the “Agent”), and GULF CAPITAL BANK (the “New Bank”). Reference is made to the Credit Agreement dated as of May 19, 2017, among Parent, the Co-Borrowers, the banks party thereto from time to time (the “Banks”), and the Agent (as the same may be amended or modified from time to time, the “Credit Agreement”). Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement.
PRELIMINARY STATEMENTS
A.    Pursuant to Section 2.02(a) of the Credit Agreement, and subject to the terms and conditions thereof, financial institutions may become Banks with Working Capital Commitments in the event the Co-Borrowers request an increase in the aggregate Working Capital Commitments and certain other conditions are met and satisfied.
B.    The Co-Borrowers have given notice to the Agent of such a request pursuant to Section 2.02(a) of the Credit Agreement.
C.    The Co-Borrowers, the Agent, and the New Bank now wish to enter into this New Bank Agreement to add the New Bank as a Bank under the Credit Agreement and to establish a Working Capital Commitment of $15,000,000 for the New Bank in accordance with the terms and conditions of the Credit Agreement, as well as a Share Buyback DDTL Commitment of $5,925,926 in accordance with the terms and conditions of the Credit Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the parties hereto agree as follows:
1.    Addition of New Bank. Pursuant to Section 2.02(a) of the Credit Agreement, New Bank is hereby added to the Credit Agreement as a Bank with a Working Capital Commitment of $15,000,000. The New Bank specifies the following as its address for notices:
Gulf Capital Bank
1 Riverway, Suite 150
Houston, TX 77056-1903

Attention: Warner Hernandez
Facsimile: (713) 999-8835

2.     Share Buyback DDTL Commitments. Contemporaneous with the addition of such New Bank, such New Bank shall automatically obtain a Share Buyback DDTL Commitment in the amount of $5,925,926 pursuant to Section 2.02(a)(vi) of the Credit Agreement.
3.    Delivery of Notes. If requested by the New Bank, the Co-Borrowers shall promptly execute and deliver to the New Bank a WC Note, dated as of the effective date of this New Bank Agreement, in the principal amount of the New Bank’s Working Capital Commitment set forth in Section 1 above. If requested by the New Bank, the Co-Borrowers shall promptly execute and deliver to the New Bank a Share Buyback DDTL Note, dated as of the effective date of this New Bank Agreement, in the principal amount of the New Bank’s Share buyback DDTL Commitment set forth in Section 2 above.
4.    Governing Law. This New Bank Agreement shall be construed in accordance with, and this New Bank Agreement, and all matters arising out of or relating in any way whatsoever to this New Bank Agreement (whether in contract, tort, or otherwise) shall be governed by, the law of the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligation Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
5.    Bank Credit Decision. The New Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on the Financial Statements referred to in Section 6.11 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this New Bank Agreement and to agree to the various matters set forth herein. The New Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.
6.     Payments and Reallocation. The New Bank shall pay to the Agent on the Increase Effective Date (as set forth in Section 12 below), in immediately available funds, an amount equal to the amount of the New Bank’s Credit Percentage (determined after giving effect to the addition of the New Bank’s Commitment hereunder) of the aggregate principal amount of the Loans and L/C Advances to be outstanding immediately upon the Increase Effective Date. Such amount paid by the New Bank shall be deemed the purchase price for the acquisition by the New Bank of such amount of Loans and L/C Advances from the other Banks upon the effectiveness of this New Bank Agreement. The Agent shall distribute such amounts as received from the New Bank as may be necessary so that the Loans and L/C Advances are held by the New Bank and the other Banks in accordance with their respective Credit Percentages (determined after giving effect to the addition of New Bank’s Commitment hereunder).
7.    Representations and Warranties of the Co-Borrowers. The Co-Borrowers represent and warrant as follows:
(a)    the representations and warranties contained in the Credit Agreement, the Security Documents, the Guaranties, and each of the other Loan Documents are correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the date of the addition of the New Bank as a Bank under the Credit Agreement and the establishment of the New Bank’s Working Capital Commitment (and Share Buyback DDTL Commitment) pursuant to this New Bank Agreement, before and after giving effect to such events as though such representations and warranties were made on the date of such increase, except to the extent any such representations and warranties are expressly limited to an earlier date;

(b)    no Default has occurred and is continuing, or would result from the increase in Working Capital Commitments described in this New Bank Agreement; and
(c)    immediately before and after the increase in Working Capital Commitments described in this New Bank Agreement, the Loan Parties are in pro forma compliance with the financial covenants in Section 7.09 of the Credit Agreement.
8.    Appointment of Agent. The New Bank hereby appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent thereby, together with such powers and discretion as are reasonably incidental thereto.
9.    Default. Without limiting any other event that may constitute an Event of Default, the Co-Borrowers acknowledge and agree that any representation or warranty made by the Co-Borrowers set forth in this New Bank Agreement that proves to have been incorrect or misleading in any material respect when made shall constitute an “Event of Default” under the Credit Agreement. This New Bank Agreement is a “Loan Document” for all purposes.
10.    Expenses. The Co-Borrowers agree to pay within ten (10) days of receipt of written demand therefore all costs and expenses of the Agent in connection with the preparation, execution and delivery of this New Bank Agreement, the WC Note and Share Buyback DDTL Note, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.
11.    Counterparts; Facsimile Signature. This New Bank Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This New Bank Agreement shall become effective when the Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby. Delivery of an executed counterpart of a signature page of this New Bank Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this New Bank Agreement. The words “execution,” “signed,” “signature,” and words of like import in this New Bank Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
12.    Increase Effective Date. The Increase Effective Date is October 30, 2020.
[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this New Bank Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

CO-BORROWERS:

SPARK HOLDCO, LLC
SPARK ENERGY, LLC
SPARK ENERGY GAS, LLC
CenStar Energy CORP
CENSTAR OPERATING COMPANY, LLC
Oasis Power, LLC
Oasis Power Holdings, LLC
Electricity Maine, LLC
Electricity N.H., LLC
Provider Power Mass, LLC
Major Energy Services LLC
Major Energy Electric Services LLC
Respond Power LLC
Perigee Energy, LLC
VERDE ENERGY USA, INC.
VERDE ENERGY USA COMMODITIES, LLC
VERDE ENERGY USA CONNECTICUT, LLC
VERDE ENERGY USA DC, LLC
VERDE ENERGY USA ILLINOIS, LLC
VERDE ENERGY USA MARYLAND, LLC VERDE ENERGY USA MASSACHUSETTS, LLC
VERDE ENERGY USA NEW JERSEY, LLC VERDE ENERGY USA NEW YORK, LLC
VERDE ENERGY USA OHIO, LLC
VERDE ENERGY USA PENNSYLVANIA, LLC
VERDE ENERGY USA TEXAS HOLDINGS, LLC
VERDE ENERGY USA TRADING, LLC
VERDE ENERGY SOLUTIONS, LLC
VERDE ENERGY USA TEXAS, LLC
HIKO ENERGY, LLC

Each By: /s/ James G. Jones II
Name: James G. Jones II
Title: CFO
GUARANTORS:

SPARK ENERGY, INC.

By: /s/ James G. Jones II
Name: James G. Jones II
Title: CFO

AGENT:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH

By: /s/ Christopher Hartofilis
Name: Christopher Hartofilis
Title: Managing Director

By: /s/Jan Hendrik de Graaff
Name: Jan Hendrik de Graaff
Title: Managing Director

ISSUING BANKS:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH

By: /s/ Christopher Hartofilis
Name: Christopher Hartofilis
Title: Managing Director

By: /s/Jan Hendrik de Graaff
Name: Jan Hendrik de Graaff
Title: Managing Director

BOKF, NA, A NATIONAL BANKING ASSOCIATION (d/b/a BANK OF TEXAS)

By: /s/ Chris Frey
Name: Chris Frey
Title: VP Corporate Banking

NEW BANK:

GULF CAPITAL BANK

By: /s/ Kristen Mclean
Name: Kristen Mclean
Title: Senior Vice President